SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2005

REGAL-BELOIT CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin (State of Incorporation)

1-7283 (Commission File Number)

39-0875718 (IRS Employer Idenfication Number)

200 State Street, Beloit, Wisconsin 53511

(Addresses of Principal executive offices)

(608) 364-8808

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17CFR240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 15, 2004, the Board of Directors of REGAL-BELOIT CORPORATION (the “Company”) unanimously approved delisting the Company’s Common Stock from the American Stock Exchange (AMEX) and to apply for Listing on the New York Stock Exchange (NYSE). The Company has taken, or will be taking, all necessary actions pursuant to the Board of Directors’ resolutions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL-BELOIT CORPORATION

By: /s/ David A. Barta

David A. Barta

Vice President, Chief Financial Officer

Dated: January 20, 2005